UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2024

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	No. 001-35653	30-0740483
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400 Dallas, Texas 75225 (Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 3, 2024, Sunoco LP, a Delaware limited partnership (“Sunoco”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated January 22, 2024, by and among Sunoco, Saturn Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Sunoco (“Merger Sub”), NuStar Energy L.P., a Delaware limited partnership (“NuStar”), Riverwalk Logistics, L.P., a Delaware limited partnership (the “NuStar GP”) and sole general partner of NuStar, NuStar GP, LLC, a Delaware limited liability company (“NuStar Managing GP”) and the sole general partner of the NuStar GP and Sunoco GP LLC, a Delaware limited liability company (the “Sunoco GP”) and sole general partner of Sunoco, pursuant to which Merger Sub merged with and into NuStar (the “Merger”), with NuStar surviving the Merger as the surviving entity and a subsidiary of Sunoco (the “Surviving Entity”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

Item 1.01	Entry into a Material Definitive Agreement

At the effective time of the Merger on May 3, 2024 (the “Effective Time”), in connection with the consummation of the Merger and in accordance with the Merger Agreement, Sunoco, NuStar and certain of their subsidiaries, as applicable, entered into certain additional agreements as described below.

Sunoco Revolving Credit Facility

A Third Amended and Restated Credit Agreement among Sunoco, as borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and an LC issuer (the “Sunoco Credit Agreement”), which amended and restated Sunoco’s existing revolving credit facility entered into on April 7, 2022, was entered into on May 3, 2024.

The Sunoco Credit Agreement is a $1.50 billion revolving credit facility, expiring May 3, 2029 (which date may be extended in accordance with the terms of the Sunoco Credit Agreement). The facility can be increased from time to time upon Sunoco’s written request, subject to certain customary conditions, up to an additional $500 million. Borrowings under the revolving credit facility will bear interest at a base rate (a rate based off of the higher of (a) the Federal Funds Rate (as defined in the Sunoco Credit Agreement) plus 0.5%, (b) Bank of America’s prime rate and (c) one-month Term SOFR (as defined in the Sunoco Credit Agreement) plus 1.00%), in each case, plus an applicable margin ranging from 1.25% to 2.25%, in the case of a Term SOFR loan, or from 0.250% to 1.25%, in the case of a base rate loan (determined with reference to Sunoco’s Net Leverage Ratio (as defined in the Sunoco Credit Agreement)). Upon the first achievement by Sunoco of an investment grade credit rating, the applicable margin will decrease to a range of 1.125% to 1.75%, in the case of a Term SOFR loan, or from 0.125% to 0.750%, in the case of a base rate loan (determined with reference to the credit rating for Sunoco’s senior, unsecured, non-credit enhanced long-term debt and Sunoco’s corporate issuer rating). Interest is payable quarterly if the base rate applies and at the end of the applicable interest period if Term SOFR applies. In addition, the unused portion of Sunoco’s revolving credit facility will be subject to a commitment fee ranging from 0.250% to 0.350%, based on Sunoco’s Net Leverage Ratio. Upon the first achievement by Sunoco of an investment grade credit rating, the commitment fee will decrease to a range of 0.125% to 0.350%, based on Sunoco’s credit rating as described above.

The Sunoco Credit Agreement requires Sunoco to maintain a Net Leverage Ratio (as defined in the Sunoco Credit Agreement) of not more than 5.50 to 1.00. The Sunoco Credit Agreement also requires Sunoco to maintain an Interest Coverage Ratio (as defined in the Sunoco Credit Agreement) of not less than 2.25 to 1.00. After the first achievement by Sunoco of an investment grade credit rating (a) the maximum Net Leverage Ratio reduces to 5.00 to 1.00, with an increase to 5.50 during a period following certain material acquisitions and (b) the requirement to maintain a minimum Interest Coverage Ratio falls away.

Indebtedness under the Sunoco Credit Agreement is guaranteed by material domestic subsidiaries of Sunoco and other subsidiaries that Sunoco elects to provide guarantees.

The Sunoco Credit Agreement contains certain customary representations and warranties, affirmative and negative covenants and events of default. If an event of default occurs and is continuing, the lenders may declare all amounts outstanding under the Sunoco Credit Agreement to be immediately due and payable.

The foregoing description of the Sunoco Credit Agreement is qualified in its entirety by the full text of the Sunoco Credit Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

NuStar Revolving Credit Facility

On May 3, 2024, a Waiver Letter and Second Amendment to the NuStar Credit Agreement (as defined below) (the “NuStar Waiver Letter”), by Wells Fargo Bank, National Association and acknowledged and accepted by NuStar, NuStar Logistics, L.P., a Delaware limited partnership (“NuStar Logistics”), NuStar Pipeline Operating Partnership L.P., a Delaware limited partnership (“NuPoP”) and the lenders party thereto, was entered into. The NuStar Waiver Letter (i) provides for amendments and waivers to permit (A) the NuStar Credit Agreement (as defined below) to remain outstanding for not more than 60 days following the consummation of the Merger, including by waiving the occurrence of any change of control thereunder as a result of the Merger, (B) the provision of guarantees by NuStar and subsidiaries of NuStar to support the Sunoco Credit Agreement and other material indebtedness of Sunoco and (C) certain reorganization steps to occur following the Effective Time, in each case, which amendments and waivers are requested to achieve tax efficiencies in connection with the Merger and (ii) requires as a condition to effectiveness thereof, that (A) Sunoco guarantee the obligations of NuStar and its subsidiaries under the NuStar Credit Agreement and (B) subsidiaries of NuStar that guarantee the Sunoco Credit Agreement provide guarantees of the obligations of NuStar Logistics under the NuStar Credit Agreement.

As required under the NuStar Waiver Letter, (i) Sunoco guaranteed the obligations of NuStar and its subsidiaries under the NuStar Credit Agreement pursuant to a Guarantee Agreement, dated as of May 3, 2024, made by Sunoco in favor of Wells Fargo Bank, National Association, as administrative agent (the “Parent Guaranty”) and (ii) certain subsidiaries of NuStar were joined as parties to the Subsidiary Guaranty (as defined in the NuStar Credit Agreement).

The Second Amended and Restated Credit Agreement was entered into by and among NuStar Logistics, as borrower, NuStar, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent on January 28, 2022 (as amended, the “NuStar Credit Agreement”).

The NuStar Credit Agreement is a $1.0 billion unsecured revolving credit facility, expiring January 27, 2027 (which date may be extended in accordance with the terms of the NuStar Credit Agreement). Borrowings under the NuStar Credit Agreement, will bear interest, at NuStar Logistics’ option, at either (a) an alternative base rate (a rate based off the higher of (i) the administrative agent’s prime rate, (ii) the NYFRB Rate (as defined in the NuStar Credit Agreement) plus 0.50% and (iii) one-month Term SOFR (as defined in the NuStar Credit Agreement) plus 0.10%) plus an applicable margin ranging from 0.35% to 1.75% depending on the credit rating of NuStar Logistics’ senior, unsecured, long-term indebtedness for borrowed money that is not guaranteed by any other person other than the guarantors of the NuStar Credit Agreement or subject to any other credit enhancement (such reference indebtedness, “Index Debt”) or (b) one, three or six-month Term SOFR plus 0.10% plus an applicable margin ranging from 1.35% to 2.75% depending on the credit rating of NuStar Logistics’ Index Debt. In addition, the unused portion of the NuStar Credit Agreement will be subject to a commitment fee ranging from 0.250% to 0.550% based on the credit rating of NuStar Logistics’ Index Debt. If the base rate applies, interest is paid on the last day of each fiscal quarter end. If Term SOFR applies, then interest is paid at the end of the applicable interest period.

The NuStar Credit Agreement requires NuStar to maintain a Consolidated Debt Coverage Ratio (as defined in the NuStar Credit Agreement) of not more than 5.00 to 1.00. The NuStar Credit Agreement also requires NuStar to maintain a Consolidated Interest Coverage Ratio (as defined in the NuStar Credit Agreement) of not less than 1.75 to 1.00.

Prior to the Effective Time, NuStar Logistics’ obligations under the NuStar Credit Agreement were guaranteed only by NuStar and NuPoP and on the Effective Date, additional guarantees were provided as described above. Any other subsidiary of NuStar or NuStar Logistics that guarantees certain material indebtedness of NuStar or any subsidiary of NuStar is further required to provide a guarantee of NuStar Logistics’ obligations under the NuStar Credit Agreement. The NuStar Credit Agreement is unsecured.

The foregoing description is qualified in its entirety by reference to the full text of (i) the NuStar Waiver Letter, which is filed herewith as Exhibit 10.2 and incorporated in this Item 1.01 by reference, (ii) the Parent Guaranty, which is filed herewith as Exhibit 10.3 and incorporated in this Item 1.01 by reference and (iii) the NuStar Credit Agreement, which is filed herewith as Exhibit 10.4, and the First Amendment thereto, which is filed herewith as Exhibit 10.5 and incorporated in this Item 1.01 by reference.

NuStar Receivables Financing Agreement and Purchase and Sale Agreement

On May 3, 2024, an Eighth Amendment to the Receivables Financing Agreement (the “Eighth Amendment”), by and among NuStar Finance LLC, a Delaware limited liability company (“NuStar Finance”), as borrower, NuStar, as servicer and PNC Bank, National Association (“PNC”), as a lender, group agent and as administrative agent, was entered into and which amends the Receivables Financing Agreement (as defined below) to permit the Receivables Financing Agreement to remain outstanding following consummation of the Merger, including by amending the change of control provisions thereunder. As part of the Eighth Amendment, the commitments will be reduced to $0 during the period from May 3, 2024 until such time as NuStar, NuStar Finance and PNC otherwise agree in writing (the “Suspension Period”).

Concurrent with the entry into the Eighth Amendment, NuStar Finance, as buyer, NuStar, as servicer, and NuStar and the subsidiaries of NuStar named therein, as Originators (as defined below), entered into a Third Amendment to Purchase and Sale Agreement (the “Third Amendment”), which amends the Purchase and Sale Agreement (as defined below) to provide that the originators will cease to sell, contribute or otherwise transfer receivables to NuStar Finance during the Suspension Period.

The Receivables Financing Agreement is dated as of June 15, 2015 and is by and among NuStar Finance, as borrower, NuStar, as servicer, the lenders and group agents from time to time party thereto and PNC Bank, National Association, as administrative agent (as amended, the “Receivables Financing Agreement”) and the Purchase and Sale Agreement is dated as of June 15, 2015 and is by and among NuStar Finance, as borrower, NuStar, as servicer, and NuStar and the subsidiaries of NuStar named therein, as originators (as amended, the “Purchase and Sale Agreement” and, together with the Receivables Financing Agreement, the “Securitization Program”). The Securitization Program provides for a $100.0 million receivables financing arrangement with one or more third-party lenders and agreements with certain of NuStar’s wholly owned subsidiaries that are originators (the “Originators”). Under the Securitization Program, the Originators sell their accounts receivable to NuStar Finance on an ongoing basis, and NuStar Finance provides the newly acquired accounts receivable as collateral for its revolving borrowings under the Receivables Financing Agreement. NuStar provides a performance guarantee in connection with the Securitization Program. The amount available for borrowing is based on the availability of eligible receivables and other customary factors and conditions. The Securitization Program contains various customary affirmative and negative covenants and defaults, indemnification and termination provisions, and the Receivables Financing Agreement provides for acceleration of amounts owed upon the occurrence of certain specified events. NuStar Finance’s sole activity consists of purchasing such receivables and providing them as collateral under the Securitization Program. NuStar Finance is a separate legal entity and the assets of NuStar Finance, including these accounts receivables, are not available to satisfy the claims of creditors of NuStar, the Originators or their affiliates. The termination date of the Receivables Financing Agreement is January 31, 2025. Borrowings under the Receivables Financing Agreement bear interest, at NuStar Finance’s option, at a base rate or a SOFR rate, each as defined in the Receivables Financing Agreement.

The foregoing description is qualified in its entirety by reference to the full text of (i) the Receivables Financing Agreement, which is filed as Exhibit 10.6 and incorporated in this Item 1.01 by reference, (ii) the Omnibus Amendment, which is filed as Exhibit 10.7 and incorporated in this Item 1.01 by reference, (iii) the Second Amendment to Receivables Financing Agreement, which is filed as Exhibit 10.8 and incorporated in this Item 1.01 by reference, (iv) the Third Amendment to Receivables Financing Agreement, which is filed as Exhibit 10.9 and incorporated in this Item 1.01 by reference, (v) the Fourth Amendment to Receivables Financing Agreement, which is filed as Exhibit 10.10 and incorporated in this Item 1.01 by reference, (vi) the Fifth Amendment to Receivables Financing Agreement, which is filed as Exhibit 10.11 and incorporated in this Item 1.01 by reference, (vii) the Sixth Amendment to Receivables Financing Agreement, which is filed as Exhibit 10.12 and incorporated in this Item 1.01 by reference, (viii) the Seventh Amendment to Receivables Financing Agreement, which is filed as Exhibit 10.13 and incorporated in this Item 1.01 by reference, (ix) the Eighth Amendment, which is filed as Exhibit 10.14 and incorporated in this Item 1.01 by reference, (x) the Purchase Agreement, which is filed as Exhibit 10.15 and incorporated in this Item 1.01 by reference, (xi) the Second Amendment, which is filed as Exhibit 10.16 and incorporated in this Item 1.01 by reference and (xii) the Third Amendment, which is filed as Exhibit 10.17 and incorporated in this Item 1.01 by reference.

NuStar Senior Notes

On May 3, 2024, in connection with the consummation of the Merger, Sunoco indirectly assumed the $2.25 billion aggregate outstanding of the 5.750% Senior Notes due 2025, 6.000% Senior Notes due 2026, 5.625% Senior Notes due 2027, and 6.375% Senior Notes due 2030, each series of which is issued by NuStar Logistics and fully and unconditionally guaranteed by NuStar and NuPOP (the “NuStar Senior Notes”). Interest is payable semi-annually in arrears on the NuStar Senior Notes. The NuStar Senior Notes limit the ability of NuStar Logistics and its subsidiaries to, among other things, incur indebtedness secured by certain liens, engage in certain sale-leaseback transactions and engage in certain consolidations, mergers or asset sales. At the option of NuStar Logistics, the NuStar Senior Notes may be redeemed in whole or in part at any time at a redemption price, plus accrued and unpaid interest to the redemption date. If NuStar Logistics undergoes a change of control that is followed by a ratings decline that occurs within 60 days of the change of control, each holder of the applicable senior notes may require NuStar Logistics to repurchase all or a portion of its notes at a price equal to 101% of the principal amount of the notes repurchased, plus any accrued and unpaid interest to the date of repurchase.

The foregoing description of the NuStar Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities, which is filed as Exhibit 4.4 and incorporated in this Item 1.01 by reference, (ii) the Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company, N.A., , which is filed as Exhibit 4.5 and incorporated in this Item 1.01 by reference, (iii) the Instrument of Resignation, Appointment and Acceptance, dated March 31, 2008, among NuStar Logistics, L.P., NuStar Energy L.P., Kaneb Pipeline Operating Partnership, L.P., The Bank of New York Trust Company N.A., and Wells Fargo Bank, National Association, which is filed as Exhibit 4.6 and incorporated in this Item 1.01 by reference, (iv) the Eighth Supplemental Indenture, dated as of April 28, 2017, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee, which is filed as Exhibit 4.7 and incorporated in this Item 1.01 by reference, (v) the Ninth Supplemental Indenture, dated as of May 22, 2019, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee, which is filed as Exhibit 4.8 and incorporated in this Item 1.01 by reference, and (vi) the Tenth Supplemental Indenture, dated as of September 14, 2020, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee which is filed as Exhibit 4.9 and incorporated in this Item 1.01 by reference.

NuStar Subordinated Notes

On May 3, 2024, a Second Supplemental Indenture, among NuStar Logistics, NuStar, NuPoP, Sunoco and Computershare Trust Company, N.A. (the “Trustee”) (the “Second Supplemental Indenture”), was entered into and which supplements the Indenture, dated as of January 22, 2013, among NuStar Logistics, NuStar and the Trustee (as successor-in-interest to Wells Fargo Bank, National Association) (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of January 22, 2013, among NuStar Logistics, NuStar, NuPoP and the Trustee (as successor-in-interest to Wells Fargo Bank, National Association) (the “First Supplemental Indenture”), to add Sunoco as a guarantor of the 7.635% Fixed-to-Floating Rate Subordinated Notes due 2043 (the “Subordinated Notes”) issued pursuant to the Subordinated Notes Indenture.

The foregoing description is qualified in its entirety by reference to the full text of (i) the Second Supplemental Indenture, which is filed as Exhibit 4.1 and incorporated in this Item 1.01 by reference, (ii) the First Supplemental Indenture, which is filed as Exhibit 4.2 and incorporated in this Item 1.01 by reference, and (iii) the Second Supplemental Indenture, which is filed as Exhibit 4.3 and incorporated in this Item 1.01 by reference.

GoZone Bonds

On May 3, 2024, in connection with the consummation of the Merger, Sunoco indirectly assumed the approximately $322.1 million aggregate outstanding revenue bonds pursuant to the Gulf Opportunity Zone Act of 2005 issued by the Parish of St. James, State of Louisiana and payable by NuStar Logistics (collectively, the “GoZone Bonds”), the interest rates of which range from 5.85% to 6.35% and which mature will mature 2038 to 2041. NuStar Logistics’ agreements with the Parish of St. James related to the GoZone Bonds contain: (i) customary restrictive covenants that limit the ability of NuStar Logistics and its subsidiaries, to, among other things, create liens, enter into certain sale-leaseback transactions, and engage in certain consolidations, mergers or asset sales; and (ii) a repurchase provision which provides that if NuStar Logistics undergoes a change of control that is followed by a ratings decline that occurs within 60 days of the change of control, then each holder may require the trustee, with funds provided by NuStar Logistics, to repurchase all or a portion of that holder’s GoZone Bonds at a price equal to 101% of the aggregate principal amount repurchased, plus any accrued and unpaid interest.

The foregoing description of the GoZone Bonds does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Lease Agreement between the Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of June 1, 2008, which is filed as Exhibit 10.18 and incorporated in this Item 1.01 by reference, (ii) the First Supplement and Amendment to Lease Agreement (Series 2008), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P., which is filed as Exhibit 10.19 and incorporated in this Item 1.01 by reference, (iii) the Lease Agreement Between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of July 1, 2010, which is filed as Exhibit 10.20 and incorporated in this Item 1.01 by reference, (iv) First Supplement and Amendment to Lease Agreement (Series 2010), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P., which is filed as Exhibit 10.21 and incorporated in this Item 1.01 by reference, (v) the Lease Agreement between the Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of October 1, 2010 which is filed as Exhibit 10.22 and incorporated in this Item 1.01 by reference, (vi) the First Supplement and Amendment to Lease Agreement (Series 2010A), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. which is filed as Exhibit 10.23 and incorporated in this Item 1.01 by reference, (vii) the Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of December 1, 2010 which is filed as Exhibit 10.24 and incorporated in this Item 1.01 by reference, (viii) the First Supplement and Amendment to Lease Agreement (Series 2010B), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. which is filed as Exhibit 10.25 and incorporated in this Item 1.01 by reference, (ix) the Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of August 1, 2011 which is filed as Exhibit 10.26 and incorporated in this Item 1.01 by reference, and (x) the First Supplement and Amendment to Lease Agreement (Series 2011), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. which is filed as Exhibit 10.27 and incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Item 1.01 and under the heading “Unit Subscription” in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each NuStar Common Unit (other than any Excluded Units (as defined below) and Sunoco Subsidiary Held Units (as defined below)) was converted into the right to receive .400 of a Common Unit representing limited partner interests in Sunoco, having the rights and obligations specified with respect to “Common Units” in the Sunoco Partnership Agreement (the “Sunoco Common Units” and such consideration, the “Merger Consideration,” such ratio, the “Exchange Ratio” and the issuance of such Sunoco Common Units in connection with the Merger, the “Unit Issuance”), and each person that received Sunoco Common Units upon the exchange of NuStar Common Units for the Merger Consideration in accordance with the Merger Agreement was admitted as a limited partner of Sunoco. In addition, (i) each NuStar Preferred Unit currently remains issued and outstanding as limited partnership interests of the Surviving Entity, having the same terms as are applicable to

NuStar Preferred Units immediately prior to the Effective Time, (ii) the general partner interest in NuStar remains issued and outstanding as the general partnership interest of the Surviving Entity and (iii) all NuStar Common Units owned by NuStar or by Sunoco or Merger Sub (collectively, the “Excluded Units”), and any NuStar Common Units owned by a Subsidiary of Sunoco (including any New Sunoco Subsidiary Units) (“Sunoco Subsidiary Held Units”), remain issued and outstanding as limited partnership interests of the Surviving Entity having the same terms as applicable to NuStar Common Units immediately prior to the Effective Time.

At the Effective Time, each outstanding restricted unit award of NuStar (“NuStar Restricted Unit Award”) and performance cash award of NuStar (“NuStar Performance Cash Award”) became fully vested and were cancelled and converted into the right to receive: (1) with respect to each NuStar Restricted Unit Award (A) a number of Sunoco Common Units equal to the product of (x) the number of NuStar Common Units subject to such NuStar Restricted Unit Award immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio and (B) a cash payment equal to the product of (x) the number of NuStar Common Units subject to such NuStar Restricted Unit Award immediately prior to the Effective Time multiplied by the per-unit amount of the Special Distribution, (ii) with respect to each NuStar Performance Cash Award, an amount in cash equal to two hundred percent (200%) of the target amount of cash pursuant to such NuStar Performance Cash Award, except that for each NuStar Performance Cash Award that constitutes a “carry forward” award, the cash amount equals one hundred percent (100%) of the target amount and (iii) with respect to each NuStar Time-Vesting Cash Award, an amount in cash equal to one hundred percent (100%) of the amount of cash subject to such NuStar Time-Vesting Cash Award.

The issuance of Sunoco Common Units in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Sunoco’s registration statement on Form S-4 (File No. 333-277369), declared effective by the Securities and Exchange Commission (the “SEC”) on April 3, 2024 (the “Registration Statement”). The proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Registration Statement contains additional information about the Merger.

In connection with the transactions contemplated by the Merger Agreement, Sunoco and the Sunoco GP will take all necessary action so that the size of the Sunoco GP Board be increased by one member and Mr. Bradley C. Barron, the former chief executive officer and chairman of the board of directors of NuStar Managing GP, is appointed to fill the newly created seat on the Sunoco GP Board within sixty days following the Effective Time.

The foregoing descriptions of the Merger, the Merger Agreement, and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which was included as Exhibit 2.1 to Sunoco’s Current Report on Form 8-K filed with the SEC on January 22, 2024, and is incorporated by reference in this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On May 3, 2024, Sunoco issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Unit Subscription

In connection with the consummation of the transactions contemplated by the Merger Agreement, Sunoco Retail LLC, a Pennsylvania limited liability company and wholly owned subsidiary of Sunoco (“Sunoco Retail”) and NuStar entered into an agreement dated as of May 3, 2024 (the “Unit Subscription Agreement”), to subscribe, immediately prior to and conditioned on the occurrence of the Effective Time, for 1,278,135 Common Units of NuStar, representing one percent of all Common Units of NuStar outstanding immediately following such issuance, against the execution and delivery by Sunoco Retail to NuStar of that certain promissory note (the “Promissory Note”), dated as of May 3, 2024 by and between Sunoco Retail and NuStar, of aggregate principal amount of $28,067,844.60.

The foregoing description of the Unit Subscription Agreement and Promissory Note are qualified in their entirety by the full text of the Unit Subscription Agreement and Promissory Note, which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

Preferred Redemption

On May 3, 2024, Sunoco issued a press release announcing (i) its intent to purchase the entire amount of the outstanding NuStar Preferred Units and (ii) NuStar’s intent to redeem the entire amount of the outstanding Subordinated Notes, a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the NuStar Preferred Units or the Subordinated Notes.

NuStar LPA Amendment

On May 3, 2024, Amendment No. 2 (the “LPA Amendment”) to the Eighth Amended and Restated Agreement of Limited Partnership of NuStar, dated as of July 20, 2018, as amended (the “NuStar LPA”), was executed by its general partner, Riverwalk Logistics, L.P., to, among other things, (i) allow for a final distribution payment with respect to each series of NuStar Preferred Units prior to the redemption thereof, (ii) allow for, in connection with a redemption of all of the outstanding NuStar Preferred Units, the assignment of the right to purchase the Preferred Units to an affiliate of NuStar and (iii) amend the provisions for setting the record date for distributions on the NuStar Preferred Units.

The foregoing description of the LPA Amendment and the NuStar LPA does not purport to be complete and is qualified in its entirety by (i) the full text of the LPA Amendment, which is attached hereto as Exhibit 99.5 and incorporated herein by reference, (ii) the full text of Amendment No. 1 to Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated as of January 22, 2024, which is attached hereto as Exhibit 99.6 and is incorporated herein by reference and (iii) the full text of the NuStar LPA, which is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements of NuStar Energy L.P., as of December 31, 2023 and December 31, 2022, and for each of the fiscal years in the three years ended December 31, 2023, were previously filed with the SEC as part of the Registration Statement, and pursuant to General Instruction B.3 of Form 8-K, is not required to be filed herewith.

The unaudited financial statements of NuStar Energy L.P., as of March 31, 2024 and December 31, 2023, and for three months ended March 31, 2024 and 2023, are filed as Exhibit 99.8 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information required by Item 9.01(b) was previously filed with the SEC as part of the Registration Statement and, pursuant to General Instruction B.3 of Form 8-K, is not required to be filed herewith.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of January 22, 2024, by and among Sunoco LP, Saturn Merger Sub, LLC, NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC and Sunoco GP, LLC. (incorporated by reference to Sunoco LP’s Current Report on Form 8-K filed on January 22, 2024 as Exhibit 2.1)

4.1*	Indenture, dated as of January 22, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, relating to Subordinated Debt Securities

4.2*	First Supplemental Indenture, dated as of January 22, 2013, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Parent Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Trustee

4.3	Second Supplemental Indenture, dated as of May 3, 2024, by and among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Parent Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Computershare Trust Company, N.A., as Trustee

4.4*	Indenture, dated as of July 15, 2002, among Valero Logistics Operations, L.P., as Issuer, Valero L.P., as Guarantor, and The Bank of New York, as Trustee, relating to Senior Debt Securities

4.5*	Third Supplemental Indenture, dated as of July 1, 2005, to Indenture dated as of July 15, 2002, as amended and supplemented, among Valero Logistics Operations, L.P., Valero L.P., Kaneb Pipe Line Operating Partnership, L.P., and The Bank of New York Trust Company, N.A.

4.6*	Instrument of Resignation, Appointment and Acceptance, dated March 31, 2008, among NuStar Logistics, L.P., NuStar Energy L.P., Kaneb Pipeline Operating Partnership, L.P., The Bank of New York Trust Company N.A., and Wells Fargo Bank, National Association

4.7*	Eighth Supplemental Indenture, dated as of April 28, 2017, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee

4.8*	Ninth Supplemental Indenture, dated as of May 22, 2019, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee

4.9*	Tenth Supplemental Indenture, dated as of September 14, 2020, among NuStar Logistics, L.P., as Issuer, NuStar Energy L.P., as Guarantor, NuStar Pipeline Operating Partnership L.P., as Affiliate Guarantor, and Wells Fargo Bank, National Association, as Successor Trustee

10.1*	Third Amended and Restated Credit Agreement, dated as of May 3, 2024, by and between Sunoco LP, as borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and an LC issuer.

10.2*	Waiver Letter and Second Amendment, dated May 3, 2024, by Wells Fargo Bank, National Association and acknowledged and accepted by NuStar Energy L.P., NuStar Logistics, L.P., NuStar Pipeline Operating Partnership L.P. and the lenders party thereto.

10.3	Parent Guaranty, dated as of May 3, 2024, by Sunoco LP in favor of Wells Fargo Bank, National Association, as administrative agent.

10.4*	Second Amended and Restated 5-Year Revolving Credit Agreement, dated as of January 28, 2022, among NuStar Logistics, L.P., NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.5*	First Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement, dated as of June 30, 2023, among NuStar Logistics, L.P., NuStar Energy L.P., NuStar Pipeline Operating Partnership L.P., Wells Fargo Bank, National Association, and the lenders party thereto.

10.6*	Receivables Financing Agreement is dated as of June 15, 2015 and is by and among NuStar Finance LLC, as borrower, NuStar Energy L.P., as servicer, the lenders and group agents from time to time party thereto and PNC Bank, National Association, as administrative agent.

10.7*	Omnibus Amendment, dated as of January 15, 2016, which is the First Amendment to Receivables Financing Agreement and the Purchase and Sale Agreement, by and among NuStar Finance LLC, NuStar Energy L.P., the lenders and group agents party thereto, and PNC Bank, National Association, as administrative agent.

10.8*	Second Amendment to Receivables Financing Agreement, dated as of September 20, 2017, by and among NuStar Finance LLC, NuStar Energy L.P., the lenders and group agents party thereto and PNC Bank, National Association, as administrative agent.

10.9*	Third Amendment to Receivables Financing Agreement, dated as of March 28, 2018, by and among NuStar Finance LLC, NuStar, the lenders and group agents party thereto and PNC Bank, National Association, as administrative agent.

10.10*	Fourth Amendment to Receivables Financing Agreement, dated as of April 29, 2019, by and among NuStar Finance LLC, NuStar Energy L.P., the lenders and group agents party thereto and PNC Bank, National Association, as administrative agent.

10.11*	Fifth Amendment to Receivables Financing Agreement, dated as of September 3, 2020, by and among NuStar Finance LLC, NuStar Energy L.P., the lenders and group agents party thereto and PNC Bank, National Association, as administrative agent.

10.12*	Sixth Amendment to Receivables Financing Agreement, dated as of January 28, 2022 by and among NuStar Finance LLC, NuStar Energy L.P., the lenders and group agents party thereto and PNC Bank, National Association, as administrative agent.

10.13*	Seventh Amendment to Receivables Financing Agreement, dated as of June 29, 2023, by and among NuStar Finance LLC, NuStar Energy L.P., the lenders and group agents party thereto and PNC Bank, National Association, as administrative agent.

10.14*	Eighth Amendment to Receivables Financing Agreement, dated as of May 3, 2024, by and among NuStar Finance LLC, as borrower, NuStar Energy L.P., as servicer, and PNC Bank, National Association, as a lender, group agent and as administrative agent.

10.15*	Purchase and Sale Agreement is dated as of June 15, 2015 and is by and among NuStar Finance, as borrower, NuStar Energy L.P., as servicer, and NuStar and the subsidiaries of NuStar named therein, as originators.

10.16*	Second Amendment to Purchase and Sale Agreement, dated as of September 20, 2017, by and among, NuStar Energy L.P., NS Finance and certain affiliates of NuStar as original originators and additional originators.

10.17*	Third Amendment to Purchase and Sale Agreement, dated as of May 3, 2024, by and among NuStar Finance LLC, as buyer, NuStar Energy L.P., as servicer, and NuStar Energy L.P. and its subsidiaries named therein, as originators.

10.18*	Lease Agreement between the Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of June 1, 2008

10.19*	First Supplement and Amendment to Lease Agreement (Series 2008), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.

10.20*	Lease Agreement Between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of July 1, 2010.

10.21*	First Supplement and Amendment to Lease Agreement (Series 2010), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.

10.22*	Lease Agreement between the Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of October 1, 2010

10.23*	First Supplement and Amendment to Lease Agreement (Series 2010A), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.

10.24*	Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of December 1, 2010

10.25*	First Supplement and Amendment to Lease Agreement (Series 2010B), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.

10.26*	Lease Agreement between Parish of St. James, State of Louisiana and NuStar Logistics, L.P. dated as of August 1, 2011

10.27*	First Supplement and Amendment to Lease Agreement (Series 2011), dated June 1, 2020, among the Parish of St. James, State of Louisiana, NuStar Logistics, L.P., NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P.

99.1	Press Release of Sunoco LP announcing the completion of the Merger, dated May 3, 2024.

99.2	Unit Purchase Agreement, dated as of May 3, 2024, by and between Sunoco Retail LLC and NuStar Energy L.P.

99.3	Promissory Note, dated as of May 3, 2024, by and between Sunoco Retail LLC and NuStar Energy L.P.

99.4	Press Release of Sunoco LP announcing intent to purchase the NuStar Preferred Units and NuStar’s intent to redeem the Subordinate Notes, dated May 3. 2024.

99.5	Amendment No. 2 to the Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated as of May 3, 2024

99.6*	Amendment No. 1 to Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated as of January 22, 2024

99.7*	Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated as of July 20, 2018

99.8*	Unaudited financial statements of NuStar Energy L.P. as of March 31, 2024 and for the three months ended March 31, 2024 and 2023 (incorporated by reference to NuStar L.P.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP, LLC, its General Partner

Date: May 3, 2024	By:	/s/ Dylan A. Bramhall
	Name:	Dylan A. Bramhall
	Title:	Chief Financial Officer